UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 20, 2004

_________________

MEADE INSTRUMENTS CORP.

(Exact Name of Registrant as Specified in Charter)

95-2988062
Delaware	0-22183	(IRS Employer
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	Identification No.)

6001 Oak Canyon, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

(949) 451-1450
Registrant’s telephone number, including area code

6001 Oak Canyon
Irvine, CA 92618
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.58
EXHIBIT 99.1

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 21, 2004 Meade Instruments Corp. (“Meade”) announced it had entered into a definitive agreement to acquire all of the assets and assume substantially all of the liabilities of Coronado Technology Group, L.L.C., an Arizona limited liability company (“Coronado”).

     Pursuant to that certain Asset Purchase Agreement, dated as of October 20, 2004 (the “Agreement”), by and between Coronado, together with Geraldine Hogan, an individual (“Hogan”), David Lunt, an individual (“Lunt”), Jordan Frazier, an individual (“Frazier”), Andrew G. Lunt, an individual (“A. Lunt”), and Nicholas J. Ilka, an individual (“Ilka” and collectively with Hogan, Lunt, Frazier and A. Lunt, the “Principals”) on the one hand, and Meade and Coronado, Inc., a California corporation and wholly-owned subsidiary of Meade (“Meade-Coronado”), on the other, Meade-Coronado will pay an initial payment of $2.5 million (the “Initial Payment”) in connection with the acquisition (subject to certain adjustments set forth in the Agreement).

     Meade-Coronado may also pay an earnout payment equal to the greater of (a) 75% of Coronado’s net sales for a 12-month earnout period, determined in accordance with GAAP, less the Initial Payment and subject to certain conditions, or (b) the product of three and the dollar amount of Coronado’s EBITDA for a 12-month earnout period, determined in accordance with GAAP, less the Initial Payment.

     The Agreement also includes standard representations, warranties and covenants, as well as closing conditions including, without limitation, final approval of Meade’s Board of Directors, and is expected to close on or before November 30, 2004.

     A press release was issued regarding this acquisition. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.58	Asset Purchase Agreement, dated as of October 20, 2004, by and between Coronado Technology Group, L.L.C., an Arizona limited liability company, together with Geraldine Hogan, an individual (“Hogan”), David Lunt, an individual (“Lunt”), Jordan Frazier, an individual (“Frazier”), Andrew G. Lunt, an individual (“A. Lunt”), and Nicholas J. Ilka, an individual on the one hand, and Meade Instruments Corp., a Delaware corporation and Coronado, Inc., a California corporation, excluding Schedules and Exhibits.

Exhibit 99.1	Press Release, dated October 21, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2004	MEADE INSTRUMENTS CORP.

/s/ MARK D. PETERSON

Mark D. Peterson
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.58	Asset Purchase Agreement, dated as of October 20, 2004, by and between Coronado Technology Group, L.L.C., an Arizona limited liability company, together with Geraldine Hogan, an individual (“Hogan”), David Lunt, an individual (“Lunt”), Jordan Frazier, an individual (“Frazier”), Andrew G. Lunt, an individual (“A. Lunt”), and Nicholas J. Ilka, an individual on the one hand, and Meade Instruments Corp., a Delaware corporation and Coronado, Inc., a California corporation, excluding Schedules and Exhibits.
99.1	Press Release, dated October 21, 2004.